UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     December 16, 2005
                                                ______________________________


                    Peoples Community Bancorp, Inc.
______________________________________________________________________________
       (Exact name of registrant as specified in its charter)



        Maryland                        000-29949                 31-1686242
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



6100 West Chester Road, West Chester, Ohio                           45069
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code     (513) 870-3530
                                                  ____________________________


                             Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.01 Completion of Acquisition or Disposition of Assets
          --------------------------------------------------

     On December 16, 2005, Peoples Community Bancorp, Inc. ("Peoples Community") completed its acquisition of PFS Bancorp, Inc. ("PFS"). Pursuant to the Agreement and Plan of Merger, dated as of May 4, 2005, PFS Bancorp, Inc. merged with a wholly-owned subsidiary of Peoples Community Bank and was then liquidated into Peoples Community Bank. Peoples Federal Savings Bank, which previously was PFS's wholly owned subsidiary, was merged with and into Peoples Community Bank with Peoples Community Bank as the surviving bank.

     As a result of the Merger, each outstanding share of PFS common stock, par value $0.01 per share (the "PFS Common Stock"), was converted into the right to receive, $23.00 in cash.

     Peoples Community used general corporate funds to pay the aggregate cash consideration of approximately $33.9 million for the shares of PFS Common Stock acquired in the Merger.

     For additional information, reference is made to Peoples Community's press release, dated December 16, 2005, announcing completion of the Merger, which is included as Exhibit 99.1 to this Current Report on Form 8-K which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Not applicable.
          (d)  Exhibits.

          The following exhibit is filed herewith.


        Exhibit Number      Description
        --------------      --------------------------------------

        99.1                Press release dated December 19, 2005


                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PEOPLES COMMUNITY BANCORP, INC.



Date: December 22, 2005       By:  /s/ Jerry D. Williams
                                   ---------------------------------
                                   Jerry D. Williams
                                   President and Chief Executive Officer


                          INDEX TO EXHIBITS

        Exhibit Number       Description
        --------------       ------------------------------------------

        99.1                 Press release dated December 19, 2005